THE UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2005

MORTGAGEIT SECURITIES CORP. (as depositor under a Series 2005-4 Indenture dated as of August 24, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes, Series 2005-4)

MortgageIT Securities Corp.

(Exact name of registrant as specified in its charter)

DELAWARE	333-119686 (Commission File Number)	56-2483326 (I.R.S. Employer Identification No.)
(State or Other Jurisdiction of Incorporation)

33 Maiden Lane New York, New York (Address of Principal Executive Offices)		10038 (Zip Code)

Registrant’s telephone number, including area code, is (212) 651-7700.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.
For a description of the Notes and the Mortgage Pool, refer to the Indenture.
Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable
(c)	Exhibits:

25.1           Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORTGAGEIT SECURITIES CORP.

By:	/s/ Donald Epstein
Name:	Donald Epstein
Title:	Treasurer

Dated: August 19, 2005

EXHIBIT INDEX

Exhibit
Number	Description

25.1	Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.